McKINLEY DIVERSIFIED INCOME FUND
Institutional Shares (Ticker: MCDNX)
Investor Shares (Ticker: MCDRX)

PROSPECTUS

March 27, 2013 , as supplemented April 8, 2013

A fund seeking substantial current income and long-term capital appreciation.

The Securities and Exchange Commission has not approved or disapproved any Fund’s shares or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Summary Section

McKinley Diversified Income Fund

Investment Objective

The McKinley Diversified Income Fund (the “Fund”) seeks substantial current income and long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)		Institutional Shares		Investor Shares
Redemption Fee		None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.80%		0.80%
Distribution and/or Service (12b-1) Fees		0.00%		0.25%
Other Expenses(1)		0.60%		0.60%
Shareholder Servicing Fee	0.15%		0.15%
Acquired Fund Fees and Expenses (2)		0.01%		0.01%
Total Annual Fund Operating Expenses		1.41%		1.66%
Fee Waiver and Expense Reimbursement		-0.20%		-0.20%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)		1.21%		1.46%
(1)	Other Expenses are based on estimated customary Fund expenses for the current fiscal year.
(2)	Acquired Fund Fees and Expenses (“AFFE”) are estimated for the current fiscal year.
(3)
McKinley Capital Management, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest expense in connection with investment activities, portfolio transaction expenses, AFFE and extraordinary expenses) to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for Institutional Shares and Investor Shares to 1.20% and 1.45%, respectively, of the Fund’s average daily net assets (the “Expense Caps”) through March 27, 2015.  The contractual waivers and expense reimbursements may be changed or eliminated at any time by the Trust’s Board of Trustees (the “Board”) upon 60 days notice to the Adviser, or by the Adviser with the consent of the Board of Trustees.  The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Caps.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The Example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps for the first two years only).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$123	$406
Investor Shares	$149	$483

Portfolio Turnover

The Fund pays transaction costs, such as commissions and dealer mark-ups, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  As the Fund is new, it does not have any portfolio turnover as of the date of this Prospectus.

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Principal Investment Strategies

Under normal conditions, McKinley Capital Management, LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing in income-producing securities.  Types of securities in which the Fund may invest include equity securities, such as common and preferred stock, up to 25% of the Fund’s net assets in Master Limited Partnerships (“MLPs”) and up to 60% of the Fund’s net assets in real estate investment trusts (“REITs”).

While the Fund invests primarily in equity securities that are traded in the United States, it may also invest up to 20% of its net assets in stocks of foreign companies, including emerging markets, which are U.S. dollar denominated and trade on a domestic national securities exchange (including American Depositary Receipts (“ADRs”).  The Fund’s investments in other investment companies include exchange-traded funds (“ETFs”) and closed-end funds that invest primarily in debt securities, including “junk” bonds that are rated below “BBB-”.  The Fund can invest in small, medium and large-cap companies, as it has no limitations on the size of the market capitalization of equity securities in which it invests.

Investment decisions are based on the construction and active management of a diversified, fundamentally sound portfolio of inefficiently priced securities with above-market dividend yields.  Using proprietary quantitative models, the Adviser systematically searches for securities with stable to rising dividends.  Once the quantitative process has identified candidates for possible inclusion in the portfolio, the Adviser’s qualitative analysis confirms that the expected dividends are both reasonable and sustainable.  When selecting appropriate securities for the Fund, the Adviser looks for securities with strong dividend characteristics.

The Adviser may sell a stock if the Adviser believes that the stock’s risk/reward characteristics have become less favorable, the company’s fundamentals have deteriorated so that the original investment thesis for holding the stock no longer holds, or if a better opportunity has been identified.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  The following are the principal risks that could affect the value of your investment:

•
General Market Risk:  The market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•	Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.

•	Management Risk: The Adviser may fail to implement the Fund’s investment strategies and meet its investment objective.

•
Foreign Securities Risk and Emerging Markets Risk:  Foreign securities are subject to increased risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.  These risks are enhanced in emerging markets.

•
Smaller Company Risk:  Investing in securities of smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies often involve greater volatility than investing in larger, more established companies and these securities may be less liquid than other securities.

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•
Large Company Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Debt Security Risk:  Debt securities are subject to the risk that their market value will decline because of rising interest rates.  The price of debt securities is generally linked to the prevailing market interest rates.  In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises.

•
Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per (“NAV”) share.  There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the NAV of those shares.  Closed-end funds have lower levels of daily volume when compared to open-end companies.  There are greater risks involved in investing in securities with limited market liquidity.  To the extent the Fund invests in closed-end funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the closed-end fund.  Therefore, the Fund would incur higher expenses, which may be duplicative, than if the Fund did not invest in closed-end fund.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

•
ETF Trading Risk.  To the extent the Fund invests in ETFs, it is subject to additional risks that do not apply to other mutual funds that do not invest in ETFs, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV, an active secondary trading market may not develop or be maintained, and the risk that an ETF that seeks to track an index may not effectively track that index,.  In addition, trading may be halted by the exchange in which the ETFs trade, which may impact a Fund’s ability to sell its shares of an ETF.  If the Fund invests in ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the ETF.  Therefore, the Fund would incur higher expenses, which may be duplicative, than if the Fund did not invest in ETFs.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

•
Junk Bond Risk.  To the extent that the Fund, directly or indirectly, invests in “junk” bonds rated below “BBB-,” there is the risk that such bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•
Master Limited Partnership Risk.  Investing in MLPs entails risk related to potential changes in the U.S. tax code which could revoke the pass-through tax attributes that provide the tax efficiencies that make MLPs attractive investment structures.  Additional risks include fluctuations in energy prices, decreases in supply of or demand for energy commodities, decreases in demand for MLPs in rising interest rate environments, and various other risks.

•
REIT and Real Estate Risk. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual REITs in which the Fund invests.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

•
Sector Selection Risk.  The risk that the securities held by the Fund will underperform other funds investing in similar asset classes or comparable benchmarks because of the Adviser’s choice of securities or sectors for investment.

•	New Fund Risk. The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

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Performance Information

Because the Fund recently commenced operations, it does not have a full calendar year of performance to compare against a broad measure of market performance.  Accordingly, performance information is not available.  Performance information will be available after the Fund has been in operation for one calendar year.  At that time, the performance information will provide some indication of the risks of investing in the Fund by comparing it against a broad measure of market performance.

Investment Adviser

McKinley Capital Management, LLC
Portfolio Managers
The Fund is team-managed by the following Portfolio Managers in addition to others not listed here:

Name	Title	Managed the Fund Since
Robert B. Gillam	President and Chief Executive Officer	Inception (2013)
Robert A. Gillam, CFA	Senior Vice President and Chief Investment Officer	Inception (2013)
Sheldon J. Lien, CFA	Portfolio Manager	Inception (2013)
Gregory S. Samorajski, CFA	Portfolio Manager	Inception (2013)
Brandon S. Rinner, CFA	Portfolio Manager	Inception (2013)

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (McKinley Diversified Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at 1-888-458-1963 (toll free).  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$100,000	$100
– Accounts with Automatic Investment Plans	None	$250
Investor Shares
– Standard Accounts	$2,500	$100
– Traditional and Roth IRA Accounts	$1,000	$100
– Accounts with Automatic Investment Plans	None	$50
– Qualified Retirement Plans	$1,000	$100

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information about the Fund’s Investment Objective, Principal Investment Strategies & Risks

Investment Objective

The Fund seeks to provide substantial current income and long-term capital appreciation.  The Fund’s investment objective is not fundamental and may be changed by the Fund’s Board without shareholder approval.

Principal Investment Strategies

Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing in income-producing securities.  Types of securities in which the Fund may invest include equity securities, such as common and preferred stock, up to 25% of the Fund’s net assets in MLPs and up to 60% of the Fund’s net assets in REITs.  To the extent the Fund invests in MLPs, its investments will be restricted to holding interests in limited partners of such investments.

While the Fund invests primarily in equity securities that are traded in the United States, it may also invest up to 20% of its net assets in stocks of foreign companies which are U.S. dollar denominated and trade on a domestic national securities exchange (including ADRs).  The Fund’s investments in other investment companies include ETFs and closed-end funds that invest primarily in debt securities, including “junk” bonds that are rated below “BBB-”.  The Fund can invest in small, medium and large-cap companies, as it has no limitations on the size of the market capitalization of equity securities in which it invests.

ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.

ETFs are investment companies that track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange.

Closed-End Funds differ from a typical mutual fund as they issue a fixed number of outstanding shares in an initial public offering and are not obligated to issue new shares or redeem outstanding shares.  This makes them a less liquid investment option than open-end funds.

MLPs are businesses organized as limited partnerships which trade their proportionate shares of the partnership (units) on a public exchange.  MLPs are required to pay out most or all of their earnings in distributions.  This pass-through creates passive income or losses, along with dividend and investment income.  Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising.  As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals.  In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt.  As such, a significant upward swing in interest rates would drive interest expense higher.  Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

REITs are securities that sell like a stock on the major exchanges and invest in real estate directly, either through properties or mortgages.  REITs receive special tax treatment and may offer investors higher yields, as well as more liquidity than directly investing in real estate.

The Adviser’s Process — Purchasing Portfolio Securities.  The Adviser uses a research-intensive security selection process.  Many characteristics of the underlying company are analyzed prior to purchasing its stock in the Fund’s portfolio.  The Adviser constructs its portfolio one stock at a time in seeking those with the most attractive combination of current dividend yield, lower risk of permanent loss of capital and potential dividend growth.  The Adviser does not limit its investments to securities of a particular market capitalization.

Investment decisions are based on the construction and active management of a diversified, fundamentally sound portfolio of inefficiently priced securities with above-market dividend yields.  Using proprietary quantitative models, the Adviser systematically searches for securities with stable to rising dividends.  Once the quantitative process has identified candidates for possible inclusion in the portfolio, the Adviser’s qualitative analysis confirms that the expected dividends are both reasonable and sustainable.  When selecting appropriate securities for the Fund, the Adviser looks for securities with strong dividend characteristics.

The Adviser’s Process — Selling Portfolio Securities.  The Adviser continually monitors companies in the Fund’s portfolio to determine if their stock price and future prospects continue to appear attractive or if they are beginning to show signs of deterioration.  There are generally three reasons the Adviser may sell or reduce its position in a security:

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•	The stock’s risk/reward characteristics are not as favorable

•	A company’s fundamentals are deteriorating to the point where the original investment thesis for owning the stock is no longer intact

•	A better opportunity has been identified.

Under normal circumstances, the Adviser is a long-term investor with holding periods for stocks in excess of one year, therefore on average, the annual portfolio turnover is not expected to be high.

Temporary Defensive Position.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits).  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program.  The principal risks of investing in the Fund that may adversely affect the Fund’s NAV or total return have previously been summarized in the “Summary Section.”  These risks are discussed in more detail below.

General Market Risk.  General market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.  General market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Equity Risk.  Since the Fund purchases equity securities, they are subject to equity risk.  This is the risk that stock prices will fall over short or extended periods of time.  Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles.  Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Management Risk.  Management risk describes the Fund’s ability to meet its investment objective based on the Adviser’s success or failure at implementing investment strategies for the Fund.  The value of your investment is subject to the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished.

Foreign Securities Risk and Emerging Markets Risk.  Foreign investments, including ADRs and similar investments, may be subject to more risks than U.S. domestic investments.  These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments.  Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.  Amounts realized on sales of or distributions with respect to foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities.  Based on the principal investment strategies of the Fund, it is not expected that the Fund will be eligible to pass through to shareholders any credits or deductions with respect to such foreign taxes.  Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates.  Such fluctuations may reduce the value of the investment.  Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets.  In addition, foreign markets can, and often do, perform differently from U.S. markets. Emerging market countries entail greater investment risk than developed markets.  Such risks could include government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

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Smaller Company Risk.  Investments in smaller companies may be speculative, more volatile and involve greater risk than customarily is associated with larger companies.  Many small companies are more vulnerable than larger companies to adverse business or economic developments.  They may have limited product lines, markets or financial resources.  New and improved products or methods of development may have a substantial impact on the earnings and revenues of such companies.  Any such positive or negative developments could have a corresponding positive or negative impact on the value of their shares.  Small company shares, which usually trade on the over-the-counter market, may have few market makers, wider spreads between their quoted bid and asked prices and lower trading volumes.  This may result in comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on the major stock exchanges or than the market averages in general.  In addition, the Fund and other client accounts of the Adviser together may hold a significant percentage of a company’s outstanding shares.  When making larger sales, the Fund might have to sell assets at discounts from quoted prices or may have to make a series of small sales over an extended period of time.  For these reasons, the Fund’s NAV may be volatile.

Large Companies Risk. Large company stock risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.  Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Debt Security Risk. Debt securities are subject to the risk that their market value will decline because of rising interest rates.  The price of debt securities is generally linked to the prevailing market interest rates.  In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises.  The price volatility of a debt security also depends on its maturity.  Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates.  To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.  Debt securities are subject to credit risk.  Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, when due.  Securities rated in the lowest investment grade category have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

Junk Bond Risk.  Fixed income instruments rated below investment grade or BBB, or that are unrated but are determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as junk bonds. These bonds are predominantly speculative and are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk and may be less liquid than higher-rated bonds. These securities may be subject to a greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of junk bonds generally, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for a Fund to accurately value these securities.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than its net asset value per share.  There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.  These funds have lower levels of daily volume when compared to open-end companies.  The Fund has no control over the investments and related risks taken by the closed-end funds in which it invests.  There are greater risks involved in investing in securities with limited market liquidity.  To the extent the Fund invests in closed-end funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the closed-end fund.  Therefore, the Fund would incur higher expenses, which may be duplicative, than if the Fund did not invest in closed-end funds.

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ETF Trading Risk.  To the extent the Fund invests in an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the ETF.  Therefore, the Fund will incur higher expenses, which may be duplicative, than if the Fund did not invest in ETFs.  In addition, the Fund may be affected by losses of the ETFs and the level of risk arising from its investment practices (such as the use of leverage by the ETFs).  The Fund has no control over the investments and related risks taken by the ETFs in which it invests.  ETFs also are subject to the following risks that do not apply to non-exchange traded funds:  (1) an ETF’s shares may trade at a market price that is above or below their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) the ETF may employ an investment strategy that utilizes high leverage ratios; (4) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (5) for those ETFs that are intended to track an index, such ETFs may not effectively track that index.

Master Limited Partnership Risk.  The Fund’s investments in MLPs entail risks, including potential changes in the U.S. tax code which could revoke the pass-through tax attributes that provide the tax efficiencies that make MLPs attractive investment structures.  Additional risks include but are not limited to fluctuations in energy prices, decreases in the supply of or demand for energy commodities, decreases in demand for MLPs in rising interest rate environments, unique tax consequences due to the partnership structure and potentially limited liquidity in thinly traded issues. Investments in general partnerships may be riskier than investments in limited partnerships. In addition, investors in MLP units, unlike investors in the securities of a corporation, have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

REIT and Real Estate Risk.  When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (1) possible declines in the value of real estate, (2) adverse general and local economic conditions, (3) possible lack of availability of mortgage funds, (4) changes in interest rates, and (5) environmental problems.  In addition, REITs are subject to certain other risks related specifically to their structure and focus such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; (h) the risk that a REIT may fail to comply with tax regulatory requirements and the added costs associated with such compliance; and, (i) in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

Sector Selection Risk.  Investing a significant portion of a Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.  If a Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

New Fund Risk.  There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.  Liquidation can be initiated without shareholder approval by the Board if it determines it is in the best interest of shareholders.  As a result, the timing of any liquidation may not be favorable to certain individual shareholders.

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    Who May Want to Invest in the Fund?
The Fund may be appropriate for you if you:
●   Are pursing current income with a long-term investment goal;
●   Are willing to accept price fluctuations in your investment; and
●   Are willing to tolerate risks associated with common stock investments.

The Fund may not be appropriate for you if you:
●   Want an investment that pursues market trends or focuses only on particular sectors or industries;
●   Need stability of principal; and
●   Are pursing a short-term investment goal.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on the Fund’s website at www.mckinleycapitalfunds.com.

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Management of the Fund

McKinley Capital Management, LLC.  The Fund’s investment adviser is McKinley Capital Management, LLC, 3301 C Street, Suite 500, Anchorage, AK 99503 (the “Adviser”).  The Adviser has provided investment advisory services to individual and institutional accounts since 1991.  As of February 28, 2013, the Adviser had assets under management of approximately $7.7 billion.  Under the Investment Advisory Agreement, the Adviser is entitled to receive an annual management fee of 0.80% for its investment advisory services.  The fee is calculated daily and payable monthly as a percentage of the Fund’s average daily net assets.  As further described below, the Fund is subject to Expense Caps.

Subject to the general oversight of the Board, the Adviser is directly responsible for making the investment decisions for the Fund.  A discussion regarding the basis of the Board’s approval of the Investment Advisory Agreement with the Adviser will be available in the Fund’s annual report to shareholders for the period ending January 31, 2014.

Portfolio Managers

Robert B. Gillam, President and Chief Executive Officer
Robert A. Gillam, CFA, Senior Vice President and Chief Investment Officer
Sheldon J. Lien, CFA, Portfolio Manager
Gregory S. Samorajski, CFA, Portfolio Manager
Brandon S. Rinner, CFA, Portfolio Manager

Each Portfolio Manager has been associated with the Adviser in the position noted for more than five years.  The Fund is team-managed by the above Portfolio Managers in addition to others who are not listed.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

Fund Expenses

In addition to the advisory fees discussed above, the Fund incurs other expenses such as custodian, transfer agency, interest expense in connection with investment activities, acquired fund fees and expenses (“AFFE”) and other customary Fund expenses.  (AFFE are indirect fees that the Fund incurs from investing in the shares of other investment companies.)  The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding AFFE, interest expense in connection with investment activities, portfolio transaction expenses, taxes and extraordinary expenses) to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement to the amounts shown below of each class’s average net assets:

	Institutional Shares	Investor Shares
McKinley Diversified Income Fund	1.20%	1.45%

Any reduction in advisory fees or payment of expenses made by the Adviser is subject to reimbursement by the Fund if requested by the Adviser, and the Board approves such reimbursement in subsequent fiscal years.  This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account any reimbursements) does not exceed the Expense Caps.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments it made in the prior three fiscal years.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  The current Expense Caps are in place indefinitely, but at a minimum through March 27, 2015.  The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days notice to the Adviser, or by the Adviser with the consent of the Board.

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The Adviser’s Prior Performance
The performance information shown below represents the composite of the prior performance of discretionary accounts managed by the Adviser with substantially similar investment objectives, policies and strategies as the Fund.  The performance information is referred to as the U.S. Equity Income Wrap Composite (the “Composite”).  A “wrap” account is an account whereby the investor receives, for a flat fee, a range of services in addition to portfolio management, such as custody services.  Each of the wrap accounts included in the Composite has a minimum initial investment of $100,000 that focuses on U.S. equity income securities investments and is individually managed by the Adviser for which the Adviser receives a flat annual fee.  This Composite is shown, because it provides the longest uninterrupted track record by the Adviser.  The Adviser maintains all performance records for the Composite.  The Composite includes all accounts managed by the Adviser with substantially similar investment objectives, policies and strategies as the Fund. Accounts that meet established composite exclusion rules required by the Global Investment Performance Standards (GIPS) are excluded from the Composite.

The Composite’s performance is provided to illustrate the past performance of the Composite of the Adviser’s diversified income accounts as measured against a broad based market index, and does not represent the historical performance of the Fund.  You should not consider this performance data to be an indication of future performance of the Fund.

All returns are presented after the deduction of investment advisory fees.  The Composite does not reflect any execution costs paid by the account holder or custody charges and is calculated without provision for federal or state income taxes.

The discretionary accounts for which results are reported are not registered mutual funds and were not subject to the same types of expenses as the Fund or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which, if applicable, may have adversely affected the performance results of the Composite.

Consequently, the performance results for the private account could have been adversely affected if the private accounts had been regulated as investment companies.  In addition, the operating expenses incurred by the private account were lower than the anticipated operating expenses of the Fund, and, accordingly, the performance results of the private accounts are greater than what the Fund’s performance would have been, had the Fund’s operating expenses been given effect.

The performance results have been time-weighted and dollar-weighted and prepared in accordance with Global Investment Performance Standards.  “Time weighted” means that the returns for each account are calculated over a specific time (i.e., monthly) and adjusted for deposits and withdrawals, and dollar weighted means these returns are weighted based on assets to get the Composite’s return.  These standards are different from the standardized SEC method.  Investors should also be aware that the use of a methodology different from that used above to calculate performance could result in different performance data.

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The performance data below is for the Composite and is NOT the performance results of the Fund.

U.S. Equity Income Wrap Composite (1)
for Periods Ending December 31, 2012
	Average Annual Total Returns (Net of Management Fees)			Realized Dividend Yield
Period	Composite	Russell U.S. Large Cap High Dividend Yield Index(2)	S&P 500 Index(3)	Composite	Russell U.S. Large Cap High Dividend Yield Index	S&P 500 Index
1 Year	8.45%	8.31%	16.00%	7.25%	4.40%	2.24%
3 Year	14.09%	13.60%	10.87%	7.35%	4.41%	2.08%
5 Year	7.68%	4.23%	1.66%	7.70%	4 . 56%	2.30%
10 Year	11.83%	9.05%	7.10%	7.57%	4.28%	2.03%
Inception (January 1, 1991)	11.02%	N/A	9.11%	9.24%	N/A	2.01%
(1)
As of December 31, 2012, the Composite was comprised of 38 discretionary accounts approximating $21.8 million in assets under management.  Total firm assets under management as of December 31, 2012 were $7.4 billion. As with any investment, there is a risk of profit or loss, including loss of principal.

(2)
The Russell U.S. Large Cap High Dividend Yield® Index is composed of Russell 1000 constituents with high dividend yields.  The Fund will use this index as a performance benchmark.  The index is unmanaged and does not incur management fees, transaction costs, or other expenses associated with separately managed accounts.  The composition of the Composite is different from that of the Russell U.S. Large Cap High Dividend Yield Index because of differences in sector and industry exposure, risk, volatility and holdings, which may affect the benchmark’s ultimate performance results.  Therefore, an investor’s individual results may vary significantly from the benchmark’s performance.  You cannot invest directly in an index.  Policies for valuing portfolios, calculating performance and preparing compliant presentations are available upon request.

(3)
The S&P 500® Index is a broad market index of U.S. Large-Cap companies.  The index is unmanaged and does not incur management fees, transaction costs, or other expenses associated with separately managed accounts.  The composition of the Composite is different from that of the S&P Index because of differences in sector and industry exposure, risk, volatility and holdings, which may affect the benchmark’s ultimate performance results.  Therefore, an investor’s individual results may vary significantly from the benchmark’s performance.  You cannot invest directly in an index.  Policies for valuing portfolios, calculating performance and preparing compliant presentations are available upon request.

U.S. Equity Income Wrap Composite Performance (Net of Fees)

This table depicts the growth of a dollar invested in the Composite compared to the S&P 500 Index since inception of the Composite.

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Other Service Providers

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) provides certain administration, fund and transfer agency services to the Fund.

Quasar Distributors, LLC (the “Distributor”) serves as the Fund’s Distributor and principal underwriter in connection with the offering of each Fund’s shares.  The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem Fund shares.

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Description of Classes

The following table lists the key features of the Fund’s classes.

	Institutional Shares	Investor Shares
Minimum Initial Investment	Standard Accounts: $100,000	Standard Accounts: $2,500 Traditional and Roth IRA: $1,000 Qualified Retirement Plans: $1,000
Subsequent Minimum Investment	Standard Accounts: $100 Automatic Investment Plans: $250	Standard Accounts: $100 Traditional and Roth IRA: $100 Qualified Retirement Plans: $100 Automatic Investment Plans: $50
Waiver/Reduction of Investment Minimum
Although not limited to the list below, the Adviser may waive or reduce the initial minimum investment in any of following circumstances:
• Retirement, defined benefit and pension plans;

• Bank or Trust companies investing for their own accounts or acting in a fiduciary or similar capacity;

• Institutional clients of the Adviser;

• Trustees and Officers of the Trust; and

Employees of the Adviser and its affiliates and their immediate families (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and Uniform Gift or Transfer to Minors Act accounts naming qualifying persons).
None
Fees	• Shareholder Servicing Fee of 0.15%	• 12b-1 fee of 0.25% • Shareholder Servicing Fee of 0.15%
Conversion Feature	Not Applicable.
Subject to the Adviser’s approval, if investors currently holding Investor Shares meet the criteria for eligible investors and would like to convert to Institutional Shares, there are no tax consequences and investors are not subject to the redemption/exchange fees.  To inquire about converting your Investor Shares to Institutional Shares, please call 1-888-458-1963.

Eligible Investors
Designed for proprietary accounts of institutions.  Such institutions include:
• financial institutions,

• pension plans,

• retirement accounts,

• qualified plans, corporations, trusts, estates, religious and charitable organizations.
Includes accounts maintained through Financial Intermediaries.

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Rule 12b-1 Distribution, Shareholder Servicing and other Payments to Dealers

Rule 12b-1 Plan. The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or such other entities as approved by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of Investor Shares, as applicable.  The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution service or activity designed to retain Fund shareholders.

Because the Fund pays distribution and shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Shareholder Servicing Plan.  The Trust has also adopted a Shareholder Service Plan under which the Fund may pay a fee of up to 0.15% of the average daily net assets of the Fund’s Institutional and Investor Shares for shareholder services provided to the Fund by financial institutions.

Because the Fund pays shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Additional Payments to Dealers.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Shareholder Information
How to Contact the Fund	General Information
Write to us at:
McKinley Diversified Income Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight address:
McKinley Diversified Income Fund
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, Third Floor
Milwaukee, WI  53202-5207

Telephone us at:
1-888-458-1963 (toll free)

Visit our Website at:
www. mckinleycapitalfunds.com

You may purchase shares of the Fund or sell (redeem) such shares on each weekday that the New York Stock Exchange (“NYSE”) is open.  Under unusual circumstances, the Fund class may accept and process shareholder orders when the NYSE is closed if deemed appropriate.

You may purchase shares of the Fund or sell (redeem) such shares at the NAV next calculated plus any applicable sales charge (or minus any applicable sales charge or redemption fee in the case of redemptions) after the Transfer Agent receives your request in proper form.

When and How NAV is Determined

The Fund’s share price is known as its NAV.  The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV).  The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily.  The Fund’s share price is calculated as of the close of regular trading (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business.

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All shareholder transaction orders received in proper form (as described below under “How to Buy Shares”) by the Transfer Agent, or a Financial Intermediary by 4:00 p.m., Eastern Time will be processed based on that day’s NAV.  Transaction orders received after 4:00 p.m., Eastern Time will be based on the next day’s NAV.  The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The Fund does not determine the NAV of their shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share).  Fair value determinations may be made as described below under procedures as adopted by the Fund’s Board.

Fair Value Pricing. Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by the Fund that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed.  Fair value determinations are then made in good faith in accordance with procedures adopted by the Board.  Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation determination.  If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.

Types of Accounts

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).
• Instructions must be signed by all persons required to sign exactly as their names appear on the account.
• Provide a power of attorney or similar document for each person that is authorized to open or transact business for the account if not a named account owner.

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	• Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. • The custodian must sign instructions in a manner indicating custodial capacity.
Business Entities
• Provide certified articles of incorporation, a government-issued business license or certificate, partnership agreement or similar document evidencing the identity and existence of the business entity.
• Submit a secretary’s (or similar) certificate listing the person(s) authorized to open or transact business for the account.

Trusts (including corporate pension plans)
• The trust must be established before an account can be opened.
• You must supply documentation to substantiate existence of your organization (i.e., Articles of
   Incorporation/Formation/Organization, Trust Agreements, Partnership Agreement or other official documents).
• Remember to include a separate sheet detailing the full name, date of birth, social security number and permanent street address for all authorized individuals.

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Retirement Accounts

You may invest in Fund shares through an IRA account sponsored by the Adviser, including traditional and Roth IRAs.  The Fund may also be appropriate for other retirement plans.  Before investing in any IRA or other retirement plan, you should consult your tax adviser.  Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

Minimum Investments

To purchase shares of the Fund, you must make at least the minimum initial investment (or subsequent investment) as shown in the table on page 14.  The minimum investment requirements may be waived by the Adviser from time to time.

How to Buy Shares

This section explains how you can purchase shares of the Fund.  If you’re opening a new account, an account application is available online at www.mckinleycapitalfunds.com or by calling 1-888-458-1963.  For Fund shares held through brokerage and other types of accounts, please consult your Financial Intermediary. The Adviser reserves the right to reject any request to purchase shares.

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Buying Shares	Opening an Account	Adding to an Account
Through a Financial Intermediary	Contact your Financial Intermediary	Contact your Financial Intermediary
By Mail (with Check)	• Mail your completed application (along with other required documents) and a check to: McKinley Diversified Income Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
• Write your account number on your check
• Send your check with (a) a completed
   investment slip from a prior statement or
   confirmation or (b) letter of instruction to:
   McKinley Diversified Income Fund
   c/o U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701

By Wire
• Submit your completed application
   (and other required documents). An
   account will be established for you
   and you will be contacted with the
   account number.
• Instruct your financial institution to
   wire your money using the instructions
   found on page 20 of this prospectus.
• Call to notify us of your incoming wire • Instruct your financial institution to wire your money using the instructions found on page 19 of this prospectus.
By Telephone	Not accepted for initial purchases
• If your account has been open for at least
   15 days and you have telephone purchase
    privileges on the account, you may purchase
   additional shares in the amount of $100 or
   more using the bank account on record by
   calling 1-888-458-1963.

By Automatic Investment Plan	Not accepted for initial purchases
• Complete the Automatic Investment Plan
    section of the application or submit a letter
    of instruction if your account was opened
    without this being done.
• Attach a voided check to your application or
    letter of instruction.
• Mail the completed application or letter and
   voided check.
• Your purchase will be electronically debited
    from the bank account on record as directed
    in your request.

General Notes for Buying Shares

Unless purchased through a Financial Intermediary, all investments must be made by check, ACH, or wire.  All checks must be payable in U.S. dollars and drawn on U.S. financial institutions.  In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures, the Fund does not accept purchases made by third-party check, Treasury check, credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier’s checks in amounts less than $10,000, or traveler’s check).  The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

•
Checks for all accounts, including individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, the check must be made payable to “McKinley Diversified Income Fund.”  A $25 charge may be imposed on any returned payment; you will also be responsible for any losses suffered by the Fund as a result.

•
ACH refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.  Your financial institution may charge you a fee for this service.  A $25 charge may be imposed on any rejected transfers; you will also be responsible for any losses suffered by the Fund as a result.

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•	Wires instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

Purchase through Financial Intermediaries.  You may buy and sell shares of the Fund through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”).  Your order will be priced based on the Fund’s NAV next computed after it is received by a Financial Intermediary.  A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records.  The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services.  Financial Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Financial Intermediaries are responsible for placing your order correctly and promptly with the Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Fund’s Prospectus.  If you transmit your order with these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Purchase by Mail.  Follow the instructions outlined in the table above.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposits in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests, do not constitute receipt by the Transfer Agent.

Purchase by Wire.  If you are making your first investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed account application via mail, overnight delivery or facsimile.  Upon receipt of your completed account application, an account will be established for you and a service representative will contact you within 24 hours to provide you with an account number and wiring instructions.  Once your account has been established, you may instruct your bank to initiate the wire using the instructions you were given.

For either initial or subsequent investments, prior to sending the wire, please call the Transfer Agent at 1-888-458-1963 to advise of your wire to ensure proper credit upon receipt.  Your bank must include the name of the Fund, your name and account number so that your wire can be correctly applied.

Instruct your bank to send the wire to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: McKinley Diversified Income Fund
(Shareholder Name, Shareholder Account #)

Your bank may impose a fee for investments by wire.  Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing.  The Fund and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.  If you have questions about how to invest by wire, you may call the Fund at 1-888-458-1963.

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Purchase by Telephone.  If your signed account application has been received by the Fund, your account has been open for at least 15 days and unless you declined telephone purchase privileges on your account application, you may purchase additional shares in the amount of $100 or more from your bank account upon request by telephoning the Transfer Agent toll free at 1-888-458-1963.  You may not make your initial purchase of the Fund’s shares by telephone.  Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network.  You must have banking information established on your account prior to making a purchase.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If your order is received prior to 4:00 p.m. Eastern time, shares will be purchased at the appropriate price next calculated.  For security reasons, requests by telephone may be recorded.

Automatic Investment Plan.  For your convenience, the Fund offers an Automatic Investment Plan (“AIP”).  Under the AIP, after you make your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $50 on a monthly or quarterly basis.  If you wish to enroll in the AIP, complete the “Automatic Investment Plan” section in the account application or call the Transfer Agent at 1-888-458-1963.  In order to participate in the AIP, your bank or financial institution must be a member of the ACH network.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent at least five days prior to the effective date.  A fee ($25) will be charged if your bank does not honor the AIP draft for any reason.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals.  However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets.  By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.  Please call 1-888-458-1963 for additional information regarding the Fund’s AIP.

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How to Sell Shares

The Fund processes redemption orders received in good order, promptly.  Under normal circumstances, the Fund class will send redemption proceeds to you within 5 business days.  If the Fund class has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

Selling Shares
Through a Financial Intermediary	• Contact your Financial Intermediary
By Mail
• Prepare a written request including:
• Your name(s) and signature(s)
• Your account number
• The Fund name and class
• The dollar amount or number of shares you want to sell
• How and where to send the redemption proceeds
• Obtain a signature guarantee (if required) (See “Signature Guarantee Requirements below”)
• Obtain other documentation (if required)
• Mail us your request and documentation.

By Wire
• Wire redemptions are only available if your redemption is for $2,500 or more and you did not decline wire redemption privileges on your account application
• Call us with your request (unless you declined telephone redemption privileges on your account application) (See “By
   Telephone”) or
• Mail us your request (See “By Mail”).

By Telephone
• Call us with your request (unless you declined telephone redemption privileges on your account application)
• Provide the following information:
• Your account number
• Exact name(s) in which the account is registered
• Additional form of identification
• Redemption proceeds will be:
• Mailed to you or
• Electronically credited to your account at the financial institution identified on your account application.

Systematically
• Complete the systematic withdrawal program section of the application
• Attach a voided check to your application
• Mail us your completed application
• Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application or sent by check to your address of record.

General Notes for Selling Shares

In general, orders to sell or “redeem” shares may be placed either directly with the Fund, the Transfer Agent or with your Financial Intermediary.  You may redeem part or all of the Fund’s shares at the next determined NAV after the Fund receives your order.  You should request your redemption prior to the close of the NYSE, generally 4:00 p.m., Eastern time, to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

Through a Financial Intermediary.  You may redeem Fund shares through your Financial Intermediary.  Redemptions made through a Financial Intermediary may be subject to procedures established by that institution.  Your Financial Intermediary is responsible for sending your order to the Fund and for crediting your account with the proceeds.  For redemption through Financial Intermediaries, orders will be processed at the NAV per share next effective after receipt of the order by the Financial Intermediary.  Please keep in mind that your Financial Intermediary may charge additional fees for its services.

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By Mail.  You may redeem Fund shares by simply sending a written request to the Transfer Agent.  Please provide the name of the Fund, account number and state the number of shares or dollar amount you would like redeemed.  The letter should be signed by all shareholders whose names appear on the account registration.  Redemption requests will not become effective until all documents have been received in good form by the Fund.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).  Shareholders should contact the Fund for further information concerning documentation required for redemption of Fund shares.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

Telephone or Wire Redemption.  You may redeem Fund shares by telephone unless you declined telephone redemption privileges on your account application.  If you have a retirement account, you may not redeem shares by telephone.  During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Transfer Agent by telephone, you may also mail the requests to the Fund at the address listed under “How to Contact the Fund.”  Once a telephone transaction has been placed, it cannot be canceled or modified.

You may redeem up to $100,000 in shares by calling the Transfer Agent at 1-888-458-1963 prior to the close of trading on the NYSE, generally 4:00 p.m., Eastern time.  Redemption proceeds will be sent on the next business day to the mailing address that appears on the Fund’s records.  Per your request, redemption proceeds may be wired or may be sent by electronic funds transfer via the ACH network to your pre-designated bank account.  The minimum amount that may be wired is $2,500.  You will not incur any charge when proceeds are sent via the ACH network; however, most ACH transfers require two days for the bank account to receive credit.  Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request.

Prior to executing instructions received to redeem shares by telephone, the Fund will use reasonable procedures to confirm that the telephone instructions are genuine.  The telephone call may be recorded and the caller may be asked to verify certain personal identification information.  If the Fund or their agents follow these procedures, they cannot be held liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.  The Fund may change, modify or terminate these privileges at any time upon at least a 60-day notice to shareholders.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Systematic Withdrawal Program.  The Fund offer a Systematic Withdrawal Program (“SWP”) whereby shareholders or their representatives may request a redemption in a predetermined amount each month or calendar quarter.  Proceeds can be sent via check to the address on the account or proceeds can be sent by electronic funds transfer via the ACH network to a designated bank account.  To start this program, your account must have Fund shares with a value of at least $2,500, and the minimum amount that may be withdrawn each month or quarter is $250.  This program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.

A withdrawal under the SWP involves a redemption of Fund shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the SWP section of the account application.  Please call 1-888-458-1963 for additional information regarding the SWP.

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Account and Transaction Policies

Tools to Combat Frequent Transactions.  The Fund is intended for long-term investors and does not accommodate frequent transactions.  Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders.  The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  In addition, the Fund discourages excessive, short-term trading and other abusive trading practices and the Fund may use a variety of techniques to monitor trading activity and detect abusive trading practices.  These steps may include, among other things, the imposition of redemption fees, if necessary, monitoring trading activity, or using fair value pricing when appropriate, under procedures as adopted by the Board when the Adviser determines current market prices are not readily available.  As approved by the Board, these techniques may change from time to time as determined by the Fund in their sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Fund and its shareholders, the Fund reserves the right, in its sole discretion, to reject any purchase order, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Fund) and without prior notice.  The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.  Except as noted in the Prospectus, the Fund applies all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Fund receives purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading.  However, the Fund will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Fund has entered into information sharing agreements with Financial Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Financial Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Proceeds.  Proceeds will generally be sent no later than seven calendar days after the Fund receives your redemption request.  If elected on your account application, you may have the proceeds of the redemption request sent by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the ACH network to the bank account designated by you on your fund account application.  When proceeds are sent via the ACH network, the funds are usually available in your bank account in 2-3 business days.

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Check Clearance.  The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase check until the check clears.  If the check does not clear, you will be responsible for any losses suffered by the relevant Fund as well as a $25 service charge imposed by the Transfer Agent.  This delay can be avoided by purchasing shares by wire.

Suspension of Redemptions.  The Fund may temporarily suspend the right of redemption or postpone payments under certain emergency circumstances or when the SEC orders a suspension.

Signature Guarantees.  The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.  A signature guarantee of each owner is required in the following situations:

•	For all redemption requests in excess of $100,000;

•	If a change of address request has been received by the Transfer Agent within the last 30 days;

•	If ownership is being changed on your account; and

•	When redemption proceeds are payable or sent to any person, address or bank account not on record.

In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.  Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Verification Program member or another acceptable form of authentication from a financial institution source.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Customer Identification Program.  Please note that, in compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If you do not supply the necessary information, the Transfer Agent may not be able to open your account.  Please contact the Transfer Agent at 1-888-458-1963 if you need additional assistance when completing your application.  If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to temporarily limit additional share purchases, close your account or take any other action they deem reasonable or required by law.

Right to Reject Purchases.  The Fund reserves the right to reject any purchase in whole or in part.  The Fund may cease taking purchase orders at any time when it believes that it is in the best interest of the Fund’s current shareholders.  The purpose of such action is to limit increased Fund expenses incurred when certain investors buy and sell shares of the Fund for the short-term when the markets are highly volatile.

Redemption In-Kind.  The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”).  It is not expected that the Fund would do so except during unusual market conditions.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.  A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally results in capital gain or loss to you, subject to certain loss limitation rules.

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Small Accounts.  To reduce the Fund’s expenses, if the value of your account falls below $1,000 (excluding Qualified Retirement Accounts) with respect to Institutional Shares or $500 (excluding Qualified Retirement Accounts) with respect to Investor Shares, the Fund may ask you to increase your balance.  If after 60 days, the account value is still below $1,000 (excluding Qualified Retirement Accounts) for Institutional Shares or $500 (excluding Qualified Retirement Accounts) for Investor Shares, the Fund may close your account and send you the proceeds.  The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value.  There are no minimum balance requirements for Qualified Retirement Accounts.

Householding.  In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts.  Please call the Transfer Agent toll free at 1-888-458-1963 to request individual copies of these documents.  The Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Confirmations.  If you purchase shares directly from any Fund, you will receive monthly statements detailing Fund balances and all transactions completed during the prior month and a confirmation of each transaction.  Automatic reinvestments of distributions and automatic investments/systematic withdrawals may be confirmed only by monthly statement.  You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and monthly statements.

Policy on Prohibition of Foreign Shareholders.  Shares of the Fund have not been registered for sale outside of the United States.  Accordingly, the Fund requires that all shareholders must be U.S. persons with a valid U.S. taxpayer identification number to open an account with the Fund.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.  The Fund reserves the right to close an account within 5 business days if clarifying information or documentation is not received.

Canceled or Failed Payments.  The Fund accepts checks and ACH transfers at full value subject to collection.  If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within 2 business days of bank notification.  You will be responsible for any actual losses or expenses incurred by the Fund or the Transfer Agent as a result of the cancellation, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement.  The Fund and its agents have the right to reject or cancel any purchase (purchase side only) due to nonpayment.

Lost Accounts It is important that the Fund maintain a correct address for each investor.  An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund.  Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account.  If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.

Unclaimed Property.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.
Distributions and Taxes
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Distributions and Taxes

Distributions

The Fund declares distributions from net investment income at least quarterly.  Any net capital gain realized by the Fund will be distributed at least annually.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at other times during any year.

All distributions of the Fund are reinvested in additional shares, unless you choose one of the following options:

(1)  receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares;
(2)  receive all distributions in cash; or
(3)  reinvest dividends in additional Fund shares while receiving capital gain distributions in cash.

If you wish to change your election, please write or call the Transfer Agent at least 5 days in advance of the distribution.  For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.  Shares become entitled to receive distributions on the day after the shares are issued.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current NAV and to reinvest all subsequent distributions.

Taxes

The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash.  The Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income.  The Fund’s distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares.  Distributions may also be subject to certain state and local taxes.  Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal tax rate of 20% (0% for individuals in lower tax brackets).  A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the shareholder.  To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.  Income earned by the Fund from investments in REITs and MLPs do not qualify for the lower dividend tax rate.

Distributions of capital gain and distributions of net investment income reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

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The sale of Fund shares is a taxable transaction for Federal income tax purposes.  You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your adjusted tax basis in the Fund shares.  Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets.  Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale, and otherwise as short-term capital gain.  Any capital loss arising from the sale of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability, so long as you provide the required information or certification.  Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

After December 31 of each year, the Fund will mail you reports containing information about the income tax classification of distributions paid during the year.

For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Financial Highlights

Because the Fund was recently created, it does not have a financial performance record.  Financial information for the fiscal period ending July 31, 2013 will be included in the Fund’s Semi-Annual Report, which will be available upon request free of charge after September 27, 2013.

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Privacy Notice

The Fund collects non-public information about you from the following sources:

Information we receive about you on applications or other forms;
Information you give us orally; and
Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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McKinley Diversified INCOME FUND
Institutional Shares
Investor Shares

FOR MORE INFORMATION

Annual/Semi-Annual Reports
Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders.  The Fund’s annual report will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s first fiscal year.

Statement of Additional Information (“SAI”)
The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You can get free copies of the Prospectus, SAI and annual/semi-annual reports when available or other information by visiting the Fund’s website at www.mckinleycapitalfunds.com or by contacting the Fund at:

McKinley Diversified Income Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-888-458-1963 (toll free)

Securities and Exchange Commission Information

You can also review the Fund’s annual/semi-annual reports when they become available, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”).  The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by visiting the SEC’s website www.sec.gov or e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549
E-mail address: publicinfo@sec.gov

Investment Company Act File No. 811-05037

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